Annual Report

December 31, 2002

                                     [LOGO]

                                                             STRATTON
                                                           MUTUAL FUNDS

                                                  Stability . Strategy . Success

                                    [GRAPHIC]


DEAR FELLOW SHAREHOLDER:

MARKET PSYCHOLOGY

   Many investors in the technology bubble were hurt very badly. During the '90s, they did not diversify and many came late to the party. This has left those investors bitter about the market system and perfectly willing to seek many scapegoats. Most of them are unwilling to blame their own greed as one of the major causes of their failure. As a result of the collapse of the technology bubble, we have well-defined recriminations taking place. They occur in the area of "cooking the books" from an accounting standpoint or they occur in the area of "outright fraud." Much of this same behavior occurred in the 1930s as a result of the stock market bubble of 1929. We believe that corporation bashing will continue by both politicians and the media. The public has developed a concept that all corporations are bad guys no matter who is running them or how they are governed.

   Superimposed on all of these economic issues is the growing instability of the World political situation. One has only to point to the Palestine-Israeli crisis, the potential war with Iraq, and now the nuclear stand-off with North Korea. One wonders how far stretched any superpower can be without consuming all of its financial resources.

THE ECONOMY

   The Federal Reserve has pulled out virtually all of the stops to provide stimulus to the economy through monetary policy. They have very little power left to stimulate the economy. This is similar to the Japanese situation where they had a period of very low interest rates for a number of years yet their economy and markets continued to flounder. The economy can be described as very schizoid. In certain sections we see strong inflation which is driving up the cost of living. These are local taxes, property and casualty insurance, health insurance and education. Offsetting that we can identify many areas of serious deflation. This is generally in products and services that have too much competition often created by excessive investment in the past. The CPI and PPI are misleading because they are composites of both -- the highly inflationary and the highly deflationary.

THE STOCK MARKET OUTLOOK

   We are in a multi-year period of price-earnings multiples contraction despite unusually low interest rates. This is an aberration compared to other periods of low interest rates. The pendulum in market psychology swings from one extreme to the other. The market was grossly overvalued in 1999. It probably must go to grossly undervalued before this cycle in market multiples is complete.

   Despite the fact that we are long-term investors, we must accept short-term gains when they are offered. We have to develop more of a trading mentality to protect those gains. In a bull market, gains are generally held because the long-term trend is up. In a bear market, it is important to book the gains. Stocks have provided poor returns for the last three years. We believe the bulk of the broad stock price weakness is behind us; this is setting the base for a resumption of a long-term bull market. Patience and diversification are required.

                                          Sincerely yours,
                                          /s/ James W. Stratton

                                          James W. Stratton
                                            Chairman
February 1, 2003


Past performance is no guarantee of future results. Share prices will fluctuate and you may have a gain or loss when you redeem shares. The Funds are compared to several unmanaged indices. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

PORTFOLIO MANAGERS' COMMENTARY
--------------------------------------------------------------------------------


Stratton Growth Fund

The year 2002 was a terrible year for investors. Stratton Growth Fund showed a negative return of -21.4%. This was the second poorest annual return we have had in the history of the Fund. Over the thirty-one years of the Fund, there have been only seven down years. Despite the poor performance in 2002, the long-term returns to investors in periods greater than ten years still exceed ten percent annually after expenses. We mention this to put in perspective the value of long-term investing and the need to have patience when markets are down.

Our present industry holdings are concentrated in Banking (16.8%), Health Care (13.0%), Distribution (13.0%), Insurance (10.9%), and Energy (9.1%). During the quarter we placed our toe in the water in the beaten down Technology sector by adding three new positions: Hewlett-Packard, Electronic Data Systems, and SunGard Data Systems. In each case we bought a smaller than normal holding with the intent of adding to those positions in future months. Our total industry position in Technology is still underweighted at 4.7%. We believe that we will be increasing this weighting in future months as clearer signs of an economic recovery emerge.

In addition to the Technology stocks, we acquired two beaten down Energy/Utilities holdings, El Paso and TXU Corp. We also added our first holding in the Homebuilding area, Centex Corp. We do not believe the homebuilding cycle is subject to a short-term bubble and we do think that housing has a long way to go as the individual's investment of choice. Current valuations of builders are quite low despite very strong earnings. Our total portfolio turnover for the year 2002 was back to a normal 41%.

    Portfolio holdings are as of 12/31/02, they are subject to change at any time.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.

                                    [CHART]

Average Annual Total Return
for the period ended 12/31/02
 1 year......... - 21.38%
 5 year......... +  1.34
10 year......... + 10.06
15 year......... + 11.04
20 year......... + 10.85
25 year......... + 11.81
30 year......... + 10.46

12/31/02 $224,671
Total Value of Investment

$129,204
Value of Shares
Acquired Through
Reinvestment
of Capital Gains
Distributions

$55,246
Value of Shares
Acquired Through
Reinvestment of
Income Dividends

$40,221
Total Value of
Original Shares

            Series 1     Series 2     Series 3
            --------     --------     --------
73-74       $     0      $     43     $  7,630
75-76             0           458       11,280
77-78             0         1,217       14,155
79-80             0         2,147       14,597
81-82             0         3,703       17,299
83-84             0         6,347       24,755
85-86         3,857        10,805       38,310
87-88        10,945        11,062       30,774
89-90        22,901        14,859       31,059
91-92        27,527        21,871       32,464
93-94        35,156        26,652       32,622
95-96 *      66,844        44,981       42,654
97-98        53,823        63,997      116,451
99-00        51,517        67,046      140,799
01           51,832        69,587      164,338
12/31/02     40,221        55,246      129,204

Cost of Initial
Investment on
9/30/72 $10,000

Past performance is not predictive of future performance.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

* Prior to 12/31/96, SGF had a fiscal year-end of 5/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund


                                   December 31, 2002 September 30, 2002
         --------------------------------------------------------------
         Total Net Assets             $37,602,782       $38,464,829
         --------------------------------------------------------------
         Net Asset Value Per Share         $25.46            $25.42
         --------------------------------------------------------------
         Shares Outstanding             1,477,000         1,513,135
         --------------------------------------------------------------
         Number of Shareholders             1,069             1,093
         --------------------------------------------------------------
         Average Size Account             $35,176           $35,192
         --------------------------------------------------------------

Portfolio Changes For the Quarter Ended December 31, 2002
--------------------------------------------------------------------------------

New Holdings (Percentage of Total Net Assets) Eliminated Holdings
---------------------------------------------------------------------------
 Centex Corp. (2.0%)                          Becton, Dickinson and Co.
 El Paso Corp. (1.7%)                         Household International, Inc.
 Electronic Data Systems Corp. (0.5%)         Masco Corp.
 Hewlett-Packard Co. (0.5%)                   Sears, Roebuck and Co.
 Nationwide Financial Services, Inc. (1.5%)   Tidewater, Inc.
 SunGard Data Systems Inc. (0.9%)
 TXU Corp. (2.0%)

Ten Largest Holdings December 31, 2002
--------------------------------------------------------------------------------

                                            Market Value Percent of TNA
         --------------------------------------------------------------
         IKON Office Solutions, Inc.        $ 3,146,000        8.4%
         --------------------------------------------------------------
         Commerce Bancorp, Inc. (NJ)          2,159,500        5.7
         --------------------------------------------------------------
         The Pep Boys - Manny, Moe & Jack     1,740,000        4.6
         --------------------------------------------------------------
         Valero Energy Corp.                  1,711,172        4.6
         --------------------------------------------------------------
         PNC Financial Services Group         1,676,000        4.5
         --------------------------------------------------------------
         PacifiCare Health Systems, Inc.      1,405,000        3.7
         --------------------------------------------------------------
         Baxter International, Inc.           1,400,000        3.7
         --------------------------------------------------------------
         Kimberly-Clark Corp.                 1,329,160        3.5
         --------------------------------------------------------------
         Countrywide Financial Corp.          1,291,250        3.4
         --------------------------------------------------------------
         American International Group, Inc.   1,157,000        3.1
         --------------------------------------------------------------
                                            $17,015,082       45.2%
         --------------------------------------------------------------

PORTFOLIO MANAGERS' COMMENTARY
--------------------------------------------------------------------------------


Stratton Monthly Dividend REIT Shares

Despite the difficult year in the broad market, Stratton Monthly Dividend REIT Shares posted a total return of +6.46% during 2002. The Fund also outperformed its two major benchmarks, the Morgan Stanley REIT Index (RMS) and the NAREIT Equity REIT Index (NAREIT Index) which had total returns of +3.64% and +3.82%, respectively. Some of the positive relative performance of the account can be attributed to our over/underweighting of certain sectors. For example, during 2002 we were underweighted in the Apartment sector, and overweighted in the Health Care sector.

Demand for apartments has fallen off dramatically due to an uncertain job market in many industries and due to the continued surge in first-time home buying. With mortgage rates at historically low levels, apartment renters have found that owning their own home can be very affordable. Though many apartment REITs have put new development on hold, private developers, pension funds and foreign investors have continued to fuel a new supply of apartment units, driving occupancy and rental rates downward. The resultant decline in earnings has put pressure on dividend coverage ratios and apartment REITs are now viewed as being less stable than in the past.

Our overweighting in the Health Care REITs contributed significantly to the portfolio's outperformance. Despite continued troubles with some of the hospital operators, Health Care REITs have continued to deliver above average dividend yields coupled with the prospect for future earnings growth. The demographics of the U.S. population and the limited supply of new construction in the assisted living sector continue to be major positives for the group going forward. Concerns over changes in Medicare have had a dampening effect on most Health Care REIT portfolios due to the REITs' exposure to skilled nursing facilities which can be negatively affected by reimbursement levels. However, the companies we own in the portfolio have navigated changes in Medicare/Medicaid reimbursement policies in the past and we feel that these stocks should remain as core holdings in the SMDS portfolio.

As we start 2003, we believe there will be opportunities to buy undervalued companies with competent management and that certain subgroups within the REIT sector will once again become very attractive for income sensitive accounts. We will continue to invest in those companies in which we have strong confidence in their dividend-paying ability, attempting to avoid those that may be under pressure to reduce dividend levels. As the economy recovers, we will begin to add to positions in those sectors that will be positively impacted from improvements in job growth and business spending.

    Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

    Unmanaged indicies are not available for direct investment.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

                                    [CHART]
Average Annual Total Return
for the period ended 12/31/02
 1 year.......... +  6.46%
 5 year.......... +  5.40
10 year.......... +  8.79
15 year.......... +  8.93
20 year.......... + 10.04

12/31/02 $91,177
Total Value of Investment

$1,103
Value of Shares
Acquired Through
Reinvestment of
Capital Gains
Distributions

$76,132
Value of Shares
Acquired Through
Reinvestment of
Income Dividends

$13,942
Total Value of
Original Shares

           Series 1   Series 2   Series 3
           --------   --------   --------
81-82      $ 9,354     $ 1,641    $    0
83-84       10,667       4,379         0
85-86       14,604      10,328         0
87-88       13,181      13,041     1,043
89-90       12,861      17,513     1,018
91-92       14,609      26,570     1,156
93-94       15,060      33,590     1,192
95-96 *     14,399      43,821     1,139
97-98       13,008      47,819     1,029
99-00       12,299      56,372       973
01          14,037      70,499     1,110
12/31/02    13,942      76,132     1,103

Cost of Initial
Investment on
5/31/80 $10,000

Past performance is not predictive of future performance.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

* Prior to 12/31/96, SMDS had a fiscal year-end of 1/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares


                                   December 31, 2002 September 30, 2002
         --------------------------------------------------------------
         Total Net Assets            $133,837,880       $133,803,718
         --------------------------------------------------------------
         Net Asset Value Per Share         $26.56             $27.10
         --------------------------------------------------------------
         Shares Outstanding             5,038,790          4,938,309
         --------------------------------------------------------------
         Number of Shareholders             3,862              3,712
         --------------------------------------------------------------
         Average Size Account             $34,655            $36,046
         --------------------------------------------------------------

Portfolio Changes For the Quarter Ended December 31, 2002
--------------------------------------------------------------------------------

New Holdings (Percentage of Total Net Assets) Eliminated Holdings
-----------------------------------------------------------------
       CarrAmerica Realty Corp. (2.1%)

Ten Largest Holdings December 31, 2002
--------------------------------------------------------------------------------

                                               Market Value Percent of TNA
     ---------------------------------------------------------------------
     Liberty Property Trust                    $ 4,219,274        3.2%
     ---------------------------------------------------------------------
     New Plan Excel Realty Trust                 4,199,800        3.1
     ---------------------------------------------------------------------
     Pennsylvania Real Estate Investment Trust   4,160,000        3.1
     ---------------------------------------------------------------------
     Keystone Property Trust                     4,072,800        3.1
     ---------------------------------------------------------------------
     Hospitality Properties Trust                4,048,000        3.0
     ---------------------------------------------------------------------
     Glimcher Realty Trust                       3,993,750        3.0
     ---------------------------------------------------------------------
     The Mills Corp.                             3,960,900        3.0
     ---------------------------------------------------------------------
     Mack-Cali Realty Corp.                      3,939,000        2.9
     ---------------------------------------------------------------------
     Health Care REIT, Inc.                      3,922,250        2.9
     ---------------------------------------------------------------------
     Healthcare Realty Trust, Inc.               3,802,500        2.8
     ---------------------------------------------------------------------
                                               $40,318,274       30.1%
     ---------------------------------------------------------------------

PORTFOLIO MANAGERS' COMMENTARY
--------------------------------------------------------------------------------


Stratton Small-Cap Value Fund

For the year ended December 31, 2002, Stratton Small-Cap Value Fund posted a -9.5% return compared to the Russell 2000 Index return of -20.5% and the Russell 2000 Value Index return of -11.4%. It was an extremely volatile year for both the Fund and the small-cap equity market. By April 30th the Fund and the Russell 2000 Value Index reached calendar-year highs in excess of +12% only to see those gains erased over the following three months by a sharp decline in the broad equity market.

While "value buying" and short-covering produced a sharp bounce from July lows, weak economic news and heightened concerns over war with Iraq drove the Fund and both small-cap indices to new calendar-year lows by early October. A November cut in the Fed Funds Rate and rally in the Technology and Telecommunication sectors helped push the small-cap market off of its lows during the fourth quarter but failed to completely offset the declines suffered during the year.

Although small-cap stocks had a disappointing year on an absolute return basis, 2002 marked the fourth consecutive calendar-year in which small-cap stocks outperformed large-caps. Despite this impressive run of relative performance, the fundamentals of the small-cap market remain attractive and the Fund will continue to invest in those small-cap companies that we believe have positioned themselves to lead the market going forward.

As of December 31, 2002, the Fund's largest sector exposures are in the Financial Services (15.0%), Homebuilding (12.6%), and Health Care (12.3%) areas. All three sectors currently exhibit strong fundamentals and attractive valuations.

    Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity.

    Unmanaged indicies are not available for direct investment.

    Portfolio holdings are as of 12/31/02, they are subject to change at any time.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

                                    [CHART]

Average Annual Total Return
for the period ended 12/31/02
1 year......... - 9.51%
3 year......... + 7.53
5 year......... + 1.96
Since Inception
(4/12/93)...... + 9.42

12/31/02  $24,021
Total Value of Investment

$3,267
Value of Shares
Acquired Through
Reinvestment
of Capital Gains
Distributions

$2,450
Value of Shares
Acquired Through
Reinvestment of
Income Dividends

$18,304
Total Value of
Original Shares

            Series 1   Series 2   Series 3
            --------   --------   --------
4/93        $10,000     $   0      $    0
3/31/94      10,376       158           0
3/31/95      10,352       402           0
3/31/96      12,780       789           0
3/31/96 -
12/31/96 *   13,432     1,067         813
12/31/97     17,976     1,633       2,190
12/31/98     16,088     1,626       1,995
12/31/99     15,552     1,840       1,928
12/31/00     18,656     2,497       2,787
12/31/01     20,240     2,709       3,597
12/31/02     18,304     2,450       3,267

Cost of Initial
Investment on
4/12/93 $10,000

Past performance is not predictive of future performance.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

* Prior to 12/31/96, SSCV had a fiscal year-end of 3/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund


                                   December 31, 2002 September 30, 2002
         --------------------------------------------------------------
         Total Net Assets             $44,831,723       $45,043,415
         --------------------------------------------------------------
         Net Asset Value Per Share         $22.88            $22.59
         --------------------------------------------------------------
         Shares Outstanding             1,959,207         1,993,896
         --------------------------------------------------------------
         Number of Shareholders               971               988
         --------------------------------------------------------------
         Average Size Account             $46,171           $45,591
         --------------------------------------------------------------

Portfolio Changes For the Quarter Ended December 31, 2002
--------------------------------------------------------------------------------

New Holdings (Percentage of Total Net Assets) Eliminated Holdings
-------------------------------------------------------------------------
   Selective Insurance Group, Inc. (2.0%)     Acclaim Entertainment, Inc.
                                              ALLETE, Inc.
                                              Belden, Inc.
                                              Triumph Group, Inc.

Ten Largest Holdings December 31, 2002
--------------------------------------------------------------------------------

                                            Market Value Percent of TNA
        ---------------------------------------------------------------
        Hovnanian Enterprises, Inc. Class A $ 2,536,000        5.7%
        ---------------------------------------------------------------
        IKON Office Solutions, Inc.           2,145,000        4.8
        ---------------------------------------------------------------
        Florida Rock Industries, Inc.         1,426,875        3.2
        ---------------------------------------------------------------
        Pogo Producing Co.                    1,415,500        3.1
        ---------------------------------------------------------------
        Penn Virginia Corp.                   1,272,250        2.8
        ---------------------------------------------------------------
        Sunrise Assisted Living, Inc.         1,244,500        2.8
        ---------------------------------------------------------------
        Cabot Oil & Gas Corp.                 1,239,000        2.8
        ---------------------------------------------------------------
        Commerce Bancorp, Inc. (NJ)           1,183,752        2.6
        ---------------------------------------------------------------
        Moog Inc. Class A                     1,164,000        2.6
        ---------------------------------------------------------------
        The Pep Boys - Manny, Moe & Jack      1,160,000        2.6
        ---------------------------------------------------------------
                                            $14,786,877       33.0%
        ---------------------------------------------------------------

STRATTON GROWTH FUND
--------------------------------------------------------------------------------
Discussion of Investment Process and Performance


Stratton Growth Fund seeks, as its primary objective, possible growth of capital with current income from interest and dividends as a secondary objective. Studies of historical data show that investing in value-oriented common stocks with lower price-to-earnings ratios and higher yields can produce above-average returns while lowering risk and preserving capital.

The chart below depicts a hypothetical $10,000 investment in SGF and two security indexes. The U.S. Securities and Exchange Commission requires that this chart include a "broad-based" index like the S&P 500 Index. However, the characteristics of the securities held in the SGF portfolio do not directly compare to the characteristics of the securities that make up the S&P 500 Index. The Fund is categorized as a "multi-cap value" Fund within industry standards. In order to provide a more direct comparison, we have also included the S&P/BARRA Value Index. The member firms of this index are more comparable to current and historical holdings of the SGF portfolio. The goal is to provide a clear picture of the Fund's performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities.

From an overall equity universe of more than 2,500 companies, Stratton Management Co. screens down to about 200 companies by selecting stocks with a market capitalization of over $500 million with attractive valuation characteristics and strong earnings prospects. The next step in the process involves fundamental analysis of important parameters such as dividends, free cash flow, relative industry competitive position, and management strengths. In this manner, SGF's buy candidate list is reduced to less than 40 stocks. These stocks are then available for addition to the Fund. The final selection of stocks for the portfolio of SGF is made by James W. Stratton, who has served as portfolio manager for over 30 years. In his absence John A. Affleck, CFA, serves as back-up manager.

The primary investment characteristics of the portfolio are as follows: approximately 30 to 40 companies will be held; volatility as measured by the Beta of the stocks should be below average; the average portfolio yield should exceed the yield of the S&P 500 Index.

           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
         STRATTON GROWTH FUND, THE S&P 500* AND THE S&P/BARRA VALUE**
                  TEN YEAR PERFORMANCE (12/31/92 - 12/31/02)

                                    [CHART]

       AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
     1 Year      5 Year       10 Year
---------------------------------------
    -21.38%      1.34%        10.06%
---------------------------------------

         SGF        S&P 500   S&P/BARRA Value
       -------      --------  ----------------
1992   $10,000      $10,000       $10,000
1993   $10,641      $11,006       $11,860
1994   $11,406      $11,150       $11,785
1995   $15,703      $15,336       $16,146
1996   $17,928      $18,854       $19,696
1997   $24,393      $25,142       $25,593
1998   $27,188      $32,327       $29,346
1999   $24,662      $39,130       $33,068
2000   $30,100      $35,567       $35,076
2001   $33,164      $31,340       $30,972
2002   $26,074      $24,413       $24,514

Past performance is not predictive of future performance.














Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

* The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
**The S&P/BARRA Value Index is an unmanaged, capitalization-weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios.

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------
Discussion of Investment Process and Performance


Under normal conditions, Stratton Monthly Dividend REIT Shares invests at least 80% of its total assets in common stocks and other equity securities of Real Estate Investment Trusts ("REITs"). The remaining 20% of its assets may be invested, though it is not required, in real estate related companies or in any other U.S. companies. REITs own income producing commercial real estate properties such as apartment complexes, health care facilities, shopping centers, regional malls, office buildings, hotels, industrial buildings, and storage facilities.

The chart below depicts a hypothetical $10,000 investment in SMDS and two security indexes. The U.S. Securities and Exchange Commission requires that this chart include a "broad-based" index like the S&P 500 Index. However, the characteristics of the securities held in the SMDS portfolio do not directly compare to the characteristics of the securities that make up the S&P 500 Index since the Index only includes three REITs. Therefore, in order to provide a more direct comparison, the NAREIT Equity Index is also included. The goal is to provide a clear picture of the Fund's performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities. Investors should remember that a high rate of return from dividend and interest income is at the forefront of SMDS' investment objective, with growth of capital as a secondary goal.

From an overall equity universe of more than 2,500 companies, Stratton Management Co. screens down to about 100 companies by selecting stocks which possess a dividend yield of at least 6%. The second screen then reduces that universe to approximately 60 stocks by measuring additional yield characteristics such as dividend growth rates and dividend coverage of companies that also operate within the real estate industry. The portfolio contains approximately 35 companies that meet these tests. Fundamental security analysis is applied to those companies on a continuing basis. The final selection of stocks for the portfolio of SMDS is made by James W. Stratton, who has served as portfolio manager for 22 years and James A. Beers, President of SMDS.

The volatility of the portfolio as measured by the Beta of the stocks is considerably below average when compared to other stock mutual funds. By combining high dividend yields and lower than average price volatility, the Fund tries to produce good relative performance in up markets and above average performance in down markets.

           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
              STRATTON MONTHLY DIVIDEND REIT SHARES, THE S&P 500*
                         AND THE NAREIT EQUITY INDEX**
                TEN YEAR PERFORMANCE (12/31/92 - 12/31/02) ***
                                    [CHART]


         AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------
      1 Year      5 Year     10 Year
-------------------------------------------
      6.46%       5.40%       6.79%
-------------------------------------------

        SMDS       S&P 500    NAREIT EQUITY
       -------     -------    -------------
1992   $10,000     $10,000       $10,000
1993   $10,659     $11,006       $11,965
1994    $9,367     $11,150       $12,345
1995   $11,563     $15,336       $14,230
1996   $12,556     $18,854       $19,247
1997   $14,827     $25,142       $23,147
1998   $13,084     $32,327       $19,095
1999   $12,266     $39,130       $18,213
2000   $14,731     $35,567       $23,015
2001   $18,116     $31,340       $26,222
2002   $19,286     $24,413       $27,224

Past performance is not predictive of future performance.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

* The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
**The NAREIT Equity Index is an unmanaged index of 150 real estate investment trusts.
***Prior to December 1996, SMDS was heavily invested in electric utility stocks and utilized the Dow Jones Utility Average Index as the Fund's benchmark.

STRATTON SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
Discussion of Investment Process and Performance


As of the effective date of the 2003 annual update to the Fund's Prospectus (on or about May 1, 2003), Stratton Small-Cap Value Fund's investment objective will be to achieve capital appreciation. Stratton Management Co. will no longer emphasize the selection of dividend-paying stocks for the Fund. Under normal market conditions, the Fund will invest at least 80% of its assets in common stock and securities convertible into common stock of small-cap companies. Small capitalization companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000 Index. These common stocks, including dividend-paying common stocks, are of well-established U.S. companies that Stratton Management Co. believes are undervalued. Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios.

Stratton Management Co. employs a three-step process that focuses on a stock's fundamental valuation, earnings projections and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the process and takes into consideration both a company's valuation relative to its peers and its valuation relative to its private market value. Stratton Management Co. believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk. The portfolio contains approximately 40 companies that meet these criteria. The final decision to buy or sell stocks for the portfolio of SSCV is made by James
W. Stratton, President and Gerald M. Van Horn, CFA, Vice President.

Securities in the portfolio that Stratton Management Co. may sell are those stocks with either poor earnings prospects relative to their peers or stocks that have excessive valuations relative to their peers. The volatility of the portfolio, as measured by the Standard Deviation and/or Beta of the stocks, is considerably below that of the average small-cap fund.

           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
              STRATTON SMALL-CAP VALUE FUND AND THE RUSSELL 2000*
               PERFORMANCE SINCE INCEPTION (4/12/93 - 12/31/02)

                                     [CHART]

         AVERAGE ANNUAL TOTAL
----------------------------------------
1 Year     5 Year      Since Inception
----------------------------------------
-9.51%     1.96%            9.42%
----------------------------------------

                   SSCV      RUSSELL 2000
                   ----      ------------
04/12/1993        10,000        10,000
12/31/1993        10,754        11,663
12/31/1994        10,464        11,450
12/31/1995        13,318        14,707
12/31/1996        15,311        17,133
12/31/1997        21,799        20,965
12/31/1998        19,709        20,430
12/31/1999        19,320        24,774
12/31/2000        23,940        24,026
12/31/2001        26,546        24,623
12/31/2002        24,021        19,581

Past performance is not perdictive of future performance.


Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

* The Russell 2000 Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------
Stratton Growth Fund


                                             Market
                                 Number of   Value
                                  Shares    (Note 1)
                                 --------- -----------
COMMON STOCKS - 92.0%
Banking/Financial - 16.8%
AmSouth Bancorporation..........   40,000  $   768,000
Comerica, Inc...................   17,500      756,700
Commerce Bancorp, Inc. (NJ).....   50,000    2,159,500
FleetBoston Financial Corp......   40,000      972,000
PNC Financial Services Group....   40,000    1,676,000
                                           -----------
                                             6,332,200
                                           -----------
Business Services - 4.3%
Omnicom Group Inc...............   10,000      646,000
Pitney Bowes Inc................   30,000      979,800
                                           -----------
                                             1,625,800
                                           -----------
Consumer Durables - 2.8%
Whirlpool Corp..................   20,000    1,044,400
                                           -----------
Consumer Services - 5.4%
American Express Co.............   21,000      742,350
Countrywide Financial Corp......   25,000    1,291,250
                                           -----------
                                             2,033,600
                                           -----------
Consumer Staples - 6.1%
Anheuser-Busch Companies, Inc...   20,000      968,000
Kimberly-Clark Corp.............   28,000    1,329,160
                                           -----------
                                             2,297,160
                                           -----------
Distribution - 13.0%
IKON Office Solutions, Inc......  440,000    3,146,000
The Pep Boys - Manny, Moe & Jack  150,000    1,740,000
                                           -----------
                                             4,886,000
                                           -----------
Energy - 9.1%
El Paso Corp....................   90,000      626,400
Penn Virginia Corp..............   30,000    1,090,500
Valero Energy Corp..............   46,323    1,711,172
                                           -----------
                                             3,428,072
                                           -----------
Health Care - 13.0%
Baxter International, Inc.......   50,000    1,400,000
HCA Inc.........................   15,000      622,500
PacifiCare Health Systems, Inc.+   50,000    1,405,000
Tenet Healthcare Corp.+.........   30,000      492,000
Wyeth...........................   26,000      972,400
                                           -----------
                                             4,891,900
                                           -----------
Homebuilding - 2.0%
Centex Corp.....................   15,000      753,000
                                           -----------

                                                Market
                                    Number of   Value
                                     Shares    (Note 1)
                                    --------- -----------
Insurance/Services - 10.9%
The Allstate Corp..................  30,000   $ 1,109,700
American International Group, Inc..  20,000     1,157,000
Lincoln National Corp..............  20,000       631,600
MGIC Investment Corp...............  15,000       619,500
Nationwide Financial Services, Inc.  20,000       573,000
                                              -----------
                                                4,090,800
                                              -----------
Retail - 1.9%
The Kroger Co.+....................  45,000       695,250
                                              -----------
Technology - 4.7%
C&D Technologies, Inc..............  60,000     1,060,200
Electronic Data Systems Corp.......  10,000       184,300
Hewlett-Packard Co.................  10,000       173,600
SunGard Data Systems Inc.+.........  15,000       353,400
                                              -----------
                                                1,771,500
                                              -----------
Utilities - 2.0%
TXU Corp...........................  40,000       747,200
                                              -----------
Total Common Stocks
 (Cost $24,140,380)................            34,596,882
                                              -----------
Total Investments - 92.0%
 (Cost $24,140,380*)...............            34,596,882
Cash and Other Assets
 Less Liabilities - 8.0%...........             3,005,900
                                              -----------
NET ASSETS - 100.00%...............           $37,602,782
                                              ===========

--------
+Non-income producing security
*Aggregate cost for federal income tax purposes is $24,140,380 and net unrealized appreciation is as follows:

                  Gross unrealized appreciation. $10,867,449
                  Gross unrealized depreciation.    (410,947)
                                                 -----------
                    Net unrealized appreciation. $10,456,502
                                                 ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares



                                                   Market
                                      Number of    Value
                                       Shares     (Note 1)
                                      --------- ------------
COMMON STOCKS - 93.3%
Apartments - 10.9%
Apartment Investment &
 Management Co.......................   75,000  $  2,811,000
Cornerstone Realty Income Trust, Inc.  290,000     2,308,400
Gables Residential Trust.............  135,000     3,365,550
Summit Properties, Inc...............  157,200     2,798,160
United Dominion Realty Trust, Inc....  200,000     3,272,000
                                                ------------
                                                  14,555,110
                                                ------------
Diversified - 8.6%
Colonial Properties Trust............  110,000     3,733,400
Crescent Real Estate Equities Co.....  215,000     3,577,600
Pennsylvania Real Estate Investment
 Trust...............................  160,000     4,160,000
                                                ------------
                                                  11,471,000
                                                ------------
Health Care - 10.6%
Health Care Property Investors, Inc..   85,400     3,270,820
Health Care REIT, Inc................  145,000     3,922,250
Healthcare Realty Trust, Inc.........  130,000     3,802,500
Nationwide Health Properties, Inc....  215,000     3,209,950
                                                ------------
                                                  14,205,520
                                                ------------
Industrial - 8.3%
EastGroup Properties, Inc............  130,000     3,315,000
First Industrial Realty Trust, Inc...  134,000     3,752,000
Keystone Property Trust..............  240,000     4,072,800
                                                ------------
                                                  11,139,800
                                                ------------
Lodging - 11.2%
FelCor Lodging Trust, Inc............  220,000     2,516,800
Hospitality Properties Trust.........  115,000     4,048,000
Innkeepers USA Trust.................  335,000     2,566,100
RFS Hotel Investors, Inc.............  285,000     3,095,100
Winston Hotels, Inc..................  350,000     2,730,000
                                                ------------
                                                  14,956,000
                                                ------------
Net Lease - 2.4%
Commercial Net Lease Realty..........  210,000     3,219,300
                                                ------------
Office - 20.0%
Arden Realty, Inc....................  150,000     3,322,500
Brandywine Realty Trust..............  157,500     3,435,075
CarrAmerica Realty Corp..............  110,000     2,755,500
Glenborough Realty Trust Inc.........  210,000     3,742,200
Highwoods Properties, Inc............  130,000     2,873,000

                                                 Market
                                    Number of    Value
                                     Shares     (Note 1)
                                    --------- ------------
Office - Continued
HRPT Properties Trust..............  310,000  $  2,554,400
Liberty Property Trust.............  132,100     4,219,274
Mack-Cali Realty Corp..............  130,000     3,939,000
                                              ------------
                                                26,840,949
                                              ------------
Regional Malls - 10.9%
Glimcher Realty Trust..............  225,000     3,993,750
The Mills Corp.....................  135,000     3,960,900
Simon Property Group, Inc..........  107,500     3,662,525
Taubman Centers, Inc...............  180,000     2,921,400
                                              ------------
                                                14,538,575
                                              ------------
Shopping Centers - 10.4%
Developers Diversified Realty Corp.  140,000     3,078,600
IRT Property Co....................  251,000     2,979,370
Mid-Atlantic Realty Trust..........  212,500     3,697,500
New Plan Excel Realty Trust........  220,000     4,199,800
                                              ------------
                                                13,955,270
                                              ------------
Total Common Stocks
 (Cost $127,054,812)...............            124,881,524
                                              ------------
Total Investments - 93.3%
 (Cost $127,054,812*)..............            124,881,524
Cash and Other Assets
 Less Liabilities - 6.7%...........              8,956,356
                                              ------------
NET ASSETS - 100.00%...............           $133,837,880
                                              ============

--------
*Aggregate cost for federal income tax purposes is $128,334,892 and net unrealized depreciation is as follows:

                  Gross unrealized appreciation. $  8,202,322
                  Gross unrealized depreciation.  (11,655,690)
                                                 ------------
                    Net unrealized depreciation. $ (3,453,368)
                                                 ============

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2002
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund


                                                  Market
                                      Number of   Value
                                       Shares    (Note 1)
                                      --------- -----------
COMMON STOCKS - 90.3%
Aerospace - 2.6%
Moog Inc. Class A+...................   37,500  $ 1,164,000
                                                -----------
Consumer Discretionary - 11.6%
American Axle & Manufacturing
 Holdings, Inc.+.....................   30,000      702,600
Dura Automotive Systems, Inc.+.......  100,000    1,004,000
Harman International Industries, Inc.   15,000      892,500
Hollywood Entertainment Corp.+.......   60,000      906,000
Polaris Industries, Inc..............   15,000      879,000
Take-Two Interactive Software, Inc.+.   35,000      822,150
                                                -----------
                                                  5,206,250
                                                -----------
Consumer Staples - 2.5%
Dean Foods Co.+......................   30,000    1,113,000
                                                -----------
Distribution - 7.4%
IKON Office Solutions, Inc...........  300,000    2,145,000
The Pep Boys - Manny, Moe & Jack.....  100,000    1,160,000
                                                -----------
                                                  3,305,000
                                                -----------
Energy - 11.2%
Cabot Oil & Gas Corp.................   50,000    1,239,000
The Houston Exploration Co.+.........   36,000    1,101,600
Penn Virginia Corp...................   35,000    1,272,250
Pogo Producing Co....................   38,000    1,415,500
                                                -----------
                                                  5,028,350
                                                -----------
Financial Services - 15.0%
Commerce Bancorp, Inc. (NJ)..........   27,408    1,183,752
Donegal Group Inc. Class A...........   55,466      596,259
Donegal Group Inc. Class B...........   29,633      333,371
Eaton Vance Corp.....................   40,000    1,130,000
First Essex Bancorp, Inc.............   25,000      835,000
Harleysville Group Inc...............   40,000    1,057,200
Selective Insurance Group, Inc.......   35,000      881,300
Webster Financial Corp...............   20,000      696,000
                                                -----------
                                                  6,712,882
                                                -----------
Health Care - 12.3%
CONMED Corp.+........................   50,000      979,500
Henry Schein, Inc.+..................   15,000      675,000
NDCHealth Corp.......................   35,000      696,500
PacifiCare Health Systems, Inc.+.....   30,000      843,000
Respironics, Inc.+...................   35,000    1,065,085
Sunrise Assisted Living, Inc.+.......   50,000    1,244,500
                                                -----------
                                                  5,503,585
                                                -----------

                                                 Market
                                     Number of   Value
                                      Shares    (Note 1)
                                     --------- -----------
Homebuilding - 12.6%
Beazer Homes USA, Inc.+.............  10,000   $   606,000
D.R. Horton, Inc....................  60,000     1,041,000
Hovnanian Enterprises, Inc. Class A+  80,000     2,536,000
M.D.C. Holdings, Inc................  23,760       909,058
M/I Schottenstein Homes, Inc........  20,000       556,000
                                               -----------
                                                 5,648,058
                                               -----------
Materials and Processing - 3.2%
Florida Rock Industries, Inc........  37,500     1,426,875
                                               -----------
Technology - 7.1%
Anixter International Inc.+.........  45,000     1,046,250
Bel Fuse, Inc. Class B..............  40,000       806,000
Park Electrochemical Corp...........  34,500       662,400
Technitrol, Inc.....................  42,000       677,880
                                               -----------
                                                 3,192,530
                                               -----------
Transportation - 2.9%
Maritrans Inc.......................  40,500       546,750
Tidewater, Inc......................  25,000       777,500
                                               -----------
                                                 1,324,250
                                               -----------
Utilities - 1.9%
Energen Corp........................  30,000       873,000
                                               -----------
Total Common Stocks
 (Cost $29,319,173).................            40,497,780
                                               -----------
Total Investments - 90.3%
 (Cost $29,319,173*)................            40,497,780
Cash and Other Assets
 Less Liabilities - 9.7%............             4,333,943
                                               -----------
NET ASSETS - 100.00%................           $44,831,723
                                               ===========

--------
+Non-income producing security
*Aggregate cost for federal income tax purposes is $29,319,173 and net unrealized appreciation is as follows:

                  Gross unrealized appreciation. $11,993,583
                  Gross unrealized depreciation.    (814,976)
                                                 -----------
                    Net unrealized appreciation. $11,178,607
                                                 ===========

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2002


                                                                  SGF         SMDS          SSCV
                                                              ----------- ------------  -----------
ASSETS:
   Investments in securities at value (cost $24,140,380,
     $127,054,812, and $29,319,173, respectively) (Note 1)... $34,596,882 $124,881,524  $40,497,780
   Cash......................................................   3,001,610    8,171,009    4,423,667
   Dividends and interest receivable.........................     108,431      929,825       14,498
   Receivable for shares sold................................       1,074      615,988       14,130
   Receivable for securities sold............................     323,861           --           --
                                                              ----------- ------------  -----------
       Total Assets..........................................  38,031,858  134,598,346   44,950,075
                                                              ----------- ------------  -----------
LIABILITIES:
   Accrued expenses and other liabilities....................      41,493       71,600       62,631
   Payable for shares redeemed...............................      36,283      404,866       55,721
   Payable for investment securities purchased...............     351,300      284,000           --
                                                              ----------- ------------  -----------
       Total Liabilities.....................................     429,076      760,466      118,352
                                                              ----------- ------------  -----------
NET ASSETS:
   Applicable to 1,477,000, 5,038,790 and 1,959,207 shares
     outstanding, respectively/1/............................ $37,602,782 $133,837,880  $44,831,723
                                                              =========== ============  ===========
   Net asset value, offering and redemption price per share.. $     25.46 $      26.56  $     22.88
                                                              =========== ============  ===========
SOURCE OF NET ASSETS:
   Paid-in capital........................................... $26,928,469 $145,794,974  $34,190,198
   Accumulated net realized gain (loss) on investments.......     217,811   (9,783,806)    (537,082)
   Net unrealized appreciation (depreciation) of investments.  10,456,502   (2,173,288)  11,178,607
                                                              ----------- ------------  -----------
       Net Assets............................................ $37,602,782 $133,837,880  $44,831,723
                                                              =========== ============  ===========

--------
/1/SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCV: $.001 par value, 200,000,000 shares authorized.

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended December 31, 2002


                                                                           SGF          SMDS         SSCV
                                                                      ------------  -----------  -----------
INCOME:
   Dividends......................................................... $    760,368  $ 5,817,380  $   411,887
   Interest..........................................................       45,749       61,815       55,094
                                                                      ------------  -----------  -----------
       Total Income..................................................      806,117    5,879,195      466,981
                                                                      ------------  -----------  -----------
EXPENSES:
   Accounting/Pricing services fees..................................       36,562       59,355       35,625
   Administration services fees......................................       36,679       59,708       35,754
   Advisory fees (Note 2)............................................      341,739      742,644      557,652
   Audit fees........................................................       22,670       27,600       17,700
   Custodian fees....................................................       10,301       21,639       10,615
   Directors' fees...................................................       10,581       27,458       10,711
   Legal fees........................................................        4,533       12,904        4,940
   Miscellaneous fees................................................        5,853       12,491        5,816
   Printing and postage fees.........................................       25,394       42,641       16,046
   Registration fees.................................................       29,379       29,215       29,354
   Shareholder services fees.........................................       56,715      174,796       62,386
   Taxes other than income taxes.....................................        3,400        9,175        3,700
                                                                      ------------  -----------  -----------
       Total Expenses................................................      583,806    1,219,626      790,299
                                                                      ------------  -----------  -----------
          Net Investment Income (Loss)...............................      222,311    4,659,569     (323,318)
                                                                      ------------  -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
   Net realized gain (loss) on investments...........................      212,761   (1,145,024)    (312,522)
   Net increase (decrease) in unrealized appreciation (depreciation)
     on investments..................................................  (11,057,995)     646,672   (4,413,841)
                                                                      ------------  -----------  -----------
   Net loss on investments...........................................  (10,845,234)    (498,352)  (4,726,363)
                                                                      ------------  -----------  -----------
       Net increase (decrease) in net assets resulting from
         operations.................................................. $(10,622,923) $ 4,161,217  $(5,049,681)
                                                                      ============  ===========  ===========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                          SGF                        SMDS
                               -------------------------  -------------------------
                                Year Ended    Year Ended   Year Ended    Year Ended
                                 12/31/02      12/31/01     12/31/02      12/31/01
                               ------------  -----------  ------------  -----------
OPERATIONS:
 Net investment income........ $    222,311  $   376,271  $  4,659,569  $ 4,470,364
 Net realized gain (loss) on
   investments................      212,761    2,573,449    (1,145,024)   5,848,158
 Net increase (decrease) in
   unrealized appreciation
   (depreciation) of
   investments................  (11,057,995)   1,364,270       646,672    3,025,768
                               ------------  -----------  ------------  -----------
 Net increase (decrease) in
   net assets resulting from
   operations.................  (10,622,923)   4,313,990     4,161,217   13,344,290
                               ------------  -----------  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income
   ($0.15 and $0.26 per
   share, respectively, for
   SGF, $1.09 and $1.39 per
   share, respectively, for
   SMDS)......................     (222,311)    (378,176)   (4,659,569)  (4,470,364)
 From realized gains on
   investments ($0.23 and
   $2.75 per share,
   respectively, for SGF).....     (345,477)  (3,979,283)           --           --
 Distributions in excess of
   net investment income
   ($0.00 and $0.53 per
   share, respectively, for
   SMDS)......................           --           --            --   (1,696,203)
 Return of capital ($0.00 and
   $0.00 per share,
   respectively, for SGF,
   $0.83 and $0.00 per share,
   respectively, for SMDS)....       (4,330)          --    (3,532,919)          --
CAPITAL SHARE TRANSACTIONS:/2/     (405,862)   1,996,085    48,160,475   22,301,766
                               ------------  -----------  ------------  -----------
 Total increase (decrease) in
   net assets.................  (11,600,903)   1,952,616    44,129,204   29,479,489
NET ASSETS:
 Beginning of period..........   49,203,685   47,251,069    89,708,676   60,229,187
                               ------------  -----------  ------------  -----------
 End of period................ $ 37,602,782  $49,203,685  $133,837,880  $89,708,676
                               ============  ===========  ============  ===========

                                          SSCV
                               -------------------------
                                Year Ended    Year Ended
                                 12/31/02      12/31/01
                               ------------  -----------
OPERATIONS:
 Net investment loss.......... $   (323,318) $  (176,223)
 Net realized gain (loss) on
   investments................     (312,522)     459,521
 Net increase (decrease) in
   unrealized appreciation
   (depreciation) of
   investments................   (4,413,841)   4,032,962
                               ------------  -----------
 Net increase (decrease) in
   net assets resulting from
   operations.................   (5,049,681)   4,316,260
                               ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From realized gains on
   investments ($0.01 and
   $0.52 per share,
   respectively, for SSCV)....      (26,349)    (902,507)
CAPITAL SHARE TRANSACTIONS:/2/    5,578,122    1,315,741
                               ------------  -----------
 Total increase in net assets.      502,092    4,729,494
NET ASSETS:
 Beginning of period..........   44,329,631   39,600,137
                               ------------  -----------
 End of period................ $ 44,831,723  $44,329,631
                               ============  ===========

                See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------


/2/A summary of capital share transactions follows:

                                                                         SGF
                                                 --------------------------------------------------
                                                    Year Ended 12/31/02       Year Ended 12/31/01
                                                 ------------------------  ------------------------
                                                   Shares        Value       Shares        Value
                                                 ----------  ------------  ----------  ------------
Shares issued...................................    290,225  $  9,432,192     277,643  $  9,575,290
Shares reinvested from net investment income and
  capital gains distributions...................     17,248       496,605     120,513     3,902,384
                                                 ----------  ------------  ----------  ------------
                                                    307,473     9,928,796     398,156    13,477,674
Shares redeemed.................................   (330,007)  (10,334,659)   (347,685)  (11,481,589)
                                                 ----------  ------------  ----------  ------------
   Net increase (decrease)......................    (22,534) $   (405,862)     50,471  $  1,996,085
                                                 ==========  ============  ==========  ============

                                                                        SMDS
                                                 --------------------------------------------------
                                                    Year Ended 12/31/02       Year Ended 12/31/01
                                                 ------------------------  ------------------------
                                                   Shares        Value       Shares        Value
                                                 ----------  ------------  ----------  ------------
Shares issued...................................  3,515,603  $ 97,684,469   3,943,487  $104,644,489
Shares reinvested from net investment income....    216,140     5,957,088     161,143     4,170,441
                                                 ----------  ------------  ----------  ------------
                                                  3,731,743   103,641,557   4,104,630   108,814,930
Shares redeemed................................. (2,048,195)  (55,481,082) (3,320,210)  (86,513,164)
                                                 ----------  ------------  ----------  ------------
   Net increase.................................  1,683,548  $ 48,160,475     784,420  $ 22,301,766
                                                 ==========  ============  ==========  ============

                                                                        SSCV
                                                 --------------------------------------------------
                                                    Year Ended 12/31/02       Year Ended 12/31/01
                                                 ------------------------  ------------------------
                                                   Shares        Value       Shares        Value
                                                 ----------  ------------  ----------  ------------
Shares issued...................................    379,147  $  9,718,465     215,380  $  5,168,163
                                                 ----------  ------------  ----------  ------------
Shares reinvested from net investment income and
  capital gains distributions...................        941        21,861      31,967       756,350
                                                 ----------  ------------  ----------  ------------
                                                    380,088     9,740,326     247,347     5,924,513
Shares redeemed.................................   (172,869)   (4,162,204)   (193,207)   (4,608,772)
                                                 ----------  ------------  ----------  ------------
   Net increase.................................    207,219  $  5,578,122      54,140  $  1,315,741
                                                 ==========  ============  ==========  ============

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2002


Note 1. - Significant Accounting Policies

Stratton Mutual Funds (the "Funds") consist of Stratton Growth Fund, Inc. ("SGF"), Stratton Monthly Dividend REIT Shares, Inc. ("SMDS") and The Stratton Funds, Inc. (the "Company") which operates as a series, consisting of Stratton Small-Cap Value Fund ("SSCV"). The Funds are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 80% of the Fund's net assets plus any borrowings for investment purposes (measured at the time of purchase) will be in common stocks and other equity securities of real estate investment trusts.

At the December 10, 2002 Board of Directors Meeting, it was unanimously approved to change the objective of SSCV to be effective with the date of the 2003 annual Prospectus (on or about May 1, 2003). The new objective will be to seek capital appreciation through investment in the securities of small-cap companies. There will no longer be an emphasis on the selection of dividend-paying stocks for the Fund. Certain risks associated with investing in small-cap stocks include greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

    A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

    B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

    C. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $8,136,000 of which

--------------------------------------------------------------------------------
December 31, 2002


    $4,332,000 expires in 2003, $775,000 expires in 2005, $1,835,000 expires in
    2007 and $1,194,000 expires in 2010.

    D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

    E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

See Note 4. for tax character of distributions paid.

Note 2. - During the year ended December 31, 2002, the Funds paid advisory fees to Stratton Management Company (the "Advisor") as follows: SGF--$341,739; SMDS--$742,644; SSCV--$557,652. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds' officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month.

SSCV pays a monthly fee at an annual rate of 0.75% of the average daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Russell 2000 Index ("Russell 2000") over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on a market capitalization-weighted basis. When the Fund performs better than the Russell 2000, it pays the Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee.

--------------------------------------------------------------------------------
December 31, 2002


The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed the Russell 2000 by 5.00%. The performance fee adjustment for the year ended December 31, 2002 caused the advisory fee to increase by $205,681.

Certain officers and Directors of the Funds are also officers and directors of the Advisor. None of the Funds' officers receive compensation from the Funds.

PFPC Trust Company serves as the Funds' custodian and PFPC Distributors, Inc. serves as the Funds' principal underwriter. PFPC Distributors, Inc. receives no fees for services in assisting in sales of the Funds' shares but does receive an annual fee of $5,000 for each Fund for its services in connection with the registration of the Funds' shares under state securities laws.

Note 3. - Purchases and sales of investment securities, excluding short-term notes, for the year ended December 31, 2002 were as follows:

                                   SGF        SMDS        SSCV
                               ----------- ----------- -----------
             Cost of purchases $17,536,988 $76,567,018 $11,488,484
             Proceeds of sales  17,377,271  27,172,463   7,579,763

Note 4. - Distributions to Shareholders

The tax character of distributions paid during 2002 and 2001 was as follows:

                                   SGF                 SMDS                SSCV
                           ------------------- --------------------- ----------------
                             2002      2001       2002       2001     2002     2001
                           -------- ---------- ---------- ---------- ------- --------
Distributions paid from:
   Ordinary Income........ $222,311 $  378,176 $4,659,569 $6,166,567 $    -- $     --
   Long-term capital gain.  345,477  3,979,283         --         --  26,349  902,507
                           -------- ---------- ---------- ---------- ------- --------
                            567,788  4,357,459  4,659,569  6,166,567  26,349  902,507
   Return of capital......    4,330         --  3,532,919         --      --       --
                           -------- ---------- ---------- ---------- ------- --------
                           $572,118 $4,357,459 $8,192,488 $6,166,567 $26,349 $902,507
                           ======== ========== ========== ========== ======= ========

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund



The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                        Years Ended December 31,
                                             ---------------------------------------------
                                               2002      2001     2000     1999      1998
                                             -------   -------  -------  -------   -------
Net Asset Value, Beginning of Period........ $ 32.81   $ 32.61  $ 29.23  $ 34.07   $ 33.39
                                             -------   -------  -------  -------   -------
   Income From Investment Operations
   Net investment income....................   0.150     0.260    0.321    0.416     0.570
   Net gains (losses) on securities
     (both realized and unrealized).........  (7.120)    2.950    5.829   (3.516)    3.130
                                             -------   -------  -------  -------   -------
       Total from investment operations.....  (6.970)    3.210    6.150   (3.100)    3.700
                                             -------   -------  -------  -------   -------
   Less Distributions
   Dividends (from net investment income)...  (0.150)   (0.260)  (0.330)  (0.410)   (0.590)
   Distributions (from capital gains).......  (0.230)   (2.750)  (2.440)  (1.330)   (2.430)
                                             -------   -------  -------  -------   -------
       Total distributions..................  (0.380)   (3.010)  (2.770)  (1.740)   (3.020)
                                             -------   -------  -------  -------   -------
Net Asset Value, End of Period.............. $ 25.46   $ 32.81  $ 32.61  $ 29.23   $ 34.07
                                             =======   =======  =======  =======   =======
Total Return................................  (21.38%)   10.18%   22.05%   (9.29%)   11.46%
Ratios/Supplemental Data
   Net assets, end of period (in 000's)..... $37,603   $49,204  $47,251  $43,865   $63,323
   Ratio of expenses to average net assets..    1.28%     1.21%    1.24%    1.13%     1.07%
   Ratio of net investment income to
     average net assets.....................    0.49%     0.80%    1.13%    1.21%     1.60%
   Portfolio turnover rate..................   41.31%    14.27%   49.10%   39.81%    38.02%

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares



The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                  Years Ended December 31,
                                                       ---------------------------------------------
                                                         2002      2001     2000     1999      1998
                                                       --------  -------  -------  -------   -------
Net Asset Value, Beginning of Period.................. $  26.74  $ 23.43  $ 21.28  $ 24.78   $ 30.25
                                                       --------  -------  -------  -------   -------
   Income From Investment Operations
   Net investment income..............................    1.090    1.390    1.450    1.550     1.650
   Net gains (losses) on securities
     (both realized and unrealized)...................    0.650    3.840    2.620   (3.010)   (5.070)
                                                       --------  -------  -------  -------   -------
       Total from investment operations...............    1.740    5.230    4.070   (1.460)   (3.420)
                                                       --------  -------  -------  -------   -------
   Less Distributions
   Dividends (from net investment income).............   (1.090)  (1.390)  (1.450)  (1.550)   (1.650)
   Distributions (in excess of net investment income).       --   (0.530)  (0.200)      --    (0.400)
   Return of capital..................................   (0.830)      --   (0.270)  (0.490)       --
                                                       --------  -------  -------  -------   -------
       Total distributions............................   (1.920)  (1.920)  (1.920)  (2.040)   (2.050)
                                                       --------  -------  -------  -------   -------
Net Asset Value, End of Period........................ $  26.56  $ 26.74  $ 23.43  $ 21.28   $ 24.78
                                                       ========  =======  =======  =======   =======
Total Return..........................................     6.46%   22.98%   20.10%   (6.25%)  (11.75%)
Ratios/Supplemental Data
   Net assets, end of period (in 000's)............... $133,838  $89,709  $60,229  $59,413   $79,936
   Ratio of expenses to average net assets............     1.03%    1.09%    1.20%    1.09%     1.02%
   Ratio of net investment income to
     average net assets...............................     3.92%    7.80%    8.77%    6.61%     5.95%
   Portfolio turnover rate............................    24.33%   71.16%   25.54%   13.94%    18.89%

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund



The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                         Years Ended December 31,
                                             ----------------------------------------------
                                               2002      2001      2000     1999      1998
                                             -------   -------   -------  -------   -------
Net Asset Value, Beginning of Period........ $ 25.30   $ 23.32   $ 19.44  $ 20.11   $ 22.47
                                             -------   -------   -------  -------   -------
   Income from Investment Operations
   Net investment income (loss).............  (0.170)       --     0.242    0.278     0.170
   Net gains (losses) on securities
     (both realized and unrealized).........  (2.240)    2.500     4.348   (0.678)   (2.310)
                                             -------   -------   -------  -------   -------
       Total from investment operations.....  (2.410)    2.500     4.590   (0.400)   (2.140)
                                             -------   -------   -------  -------   -------
   Less Distributions
   Dividends (from net investment income)...      --        --    (0.250)  (0.270)   (0.180)
   Distributions (from capital gains).......  (0.010)   (0.520)   (0.440)      --    (0.040)
   Return of capital........................      --        --    (0.020)      --        --
                                             -------   -------   -------  -------   -------
       Total distributions..................  (0.010)   (0.520)   (0.710)  (0.270)   (0.220)
                                             -------   -------   -------  -------   -------
Net Asset Value, End of Period.............. $ 22.88   $ 25.30   $ 23.32  $ 19.44   $ 20.11
                                             =======   =======   =======  =======   =======
Total Return................................   (9.51%)   10.89%    23.91%   (1.98%)   (9.58%)
Ratios/Supplemental Data
   Net assets, end of period (in 000's)..... $44,832   $44,330   $39,600  $36,054   $42,789
   Ratio of expenses to average net assets..    1.68%     1.74%     0.98%    1.08%     1.56%
   Ratio of net investment income (loss) to
     average net assets.....................   (0.69%)   (0.44%)    1.15%    1.29%     0.80%
   Portfolio turnover rate..................   17.66%    38.16%    53.21%   43.44%    35.74%

                See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------


To the Shareholders and Boards of Directors of the Stratton Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., and Stratton Small-Cap Value Fund, a series of shares of The Stratton Funds, Inc., including the schedules of investments, as of December 31, 2002, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express our opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., and Stratton Small-Cap Value Fund, as of December 31, 2002, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                                          TAIT, WELLER & BAKER

Philadelphia, PA
January 10, 2003

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
(unaudited)


Information pertaining to the Directors and officers* of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds' Directors and is available without charge, upon request, by calling 1-800-472-4266.

                                                                                  Number of
                                                                                 Portfolios
                                                                                   in Fund
                                Term of Office                                     Complex
Name, Address, (Age) and        and Length of       Principal Occupation(s)       Overseen
Position(s) with Funds          Time Served/1/        During Past 5 Years        by Director
------------------------        -------------- -----------------------           -----------

                                                    DISINTERESTED DIRECTORS
John J. Lombard, Jr . (68)         SGF 1984    Mr. Lombard is special counsel       Three
Director                          SMDS 1988    to the law firm of McCarter &
 Mellon Bank Center                SFI 1993    English, LLP.
 1735 Market Street
 Suite 700
 Philadelphia, PA 19103

Douglas J. MacMaster, Jr. (72)    Since 1997   Mr. MacMaster is a private           Three
Director                                       investor.
 5 Morris Road
 Ambler, PA 19002

Henry A. Rentschler (74)           SGF 1986    Mr. Rentschler is a private          Three
Director                          SMDS 1989    investor.
 P.O. Box 962                      SFI 1993
 Paoli, PA 19301-0962

Merritt N. Rhoad, Jr. (73)         SGF 1972    Mr. Rhoad is a private investor.     Three
Director                          SMDS 1989
 640 Bridle Road                   SFI 1993
 Glenside, PA 19038-2004

Richard W. Stevens (69)            SGF 1972    Mr. Stevens is an attorney in        Three
Director                          SMDS 1989    private practice.
 115 West Avenue,                  SFI 1993
 Suite 108
 Jenkintown, PA 19046-2031

                                                      INTERESTED DIRECTORS
James W. Stratton (66)/2/          SGF 1972    Mr. Stratton is Chairman of the      Three
Chairman and Director             SMDS 1982    Board and Chief Executive
 610 W. Germantown Pike            SFI 1993    Officer of the investment
 Suite 300                                     advisor, Stratton Management
 Plymouth Meeting, PA 19462                    Company, as well as President
                                               of The Stratton Funds, Inc.



Lynne M. Cannon (47)/2/           Since 1995   Ms. Cannon is a Vice President       Three
Director                                       and Director of Transfer Agency
 760 Moore Road                                Services of PFPC Inc. She was
 King of Prussia, PA 19406-1212                formerly Vice President of Client
                                               Services of First Data Investor
                                               Services Group, Inc. She was
                                               formerly a Director of FPS
                                               Broker Services, Inc. and Senior
                                               Vice President of FPS Services,
                                               Inc.




Name, Address, (Age) and                Other Directorships
Position(s) with Funds                   Held by Director
------------------------        -------------------

                                                    DISINTERESTED DIRECTORS
John J. Lombard, Jr . (68)                     None
Director
 Mellon Bank Center
 1735 Market Street
 Suite 700
 Philadelphia, PA 19103

Douglas J. MacMaster, Jr. (72)      Director of Marteck
Director                            Biosciences Corp. and
 5 Morris Road                      Neose Pharmaceuticals Inc.
 Ambler, PA 19002

Henry A. Rentschler (74)                       None
Director
 P.O. Box 962
 Paoli, PA 19301-0962

Merritt N. Rhoad, Jr. (73)                     None
Director
 640 Bridle Road
 Glenside, PA 19038-2004

Richard W. Stevens (69)                        None
Director
 115 West Avenue,
 Suite 108
 Jenkintown, PA 19046-2031

                                                      INTERESTED DIRECTORS
James W. Stratton (66)/2/           Director of Amerigas
Chairman and Director               Propane Ltd. (energy),
 610 W. Germantown Pike             BE&K Corp.
 Suite 300                          (engineering and construction),
 Plymouth Meeting, PA 19462         Teleflex, Inc. (diversified
                                    conglomerate) and
                                    UGI Corp., Inc.
                                    (utility-natural gas).

Lynne M. Cannon (47)/2/                        None
Director
 760 Moore Road
 King of Prussia, PA 19406-1212







--------------------------------------------------------------------------------
(unaudited)


                                                                                  Number of
                                                                                 Portfolios
                                                                                   in Fund
                                 Term of Office                                    Complex
Name, Address, (Age) and         and Length of      Principal Occupation(s)       Overseen   Other Directorships
Position(s) with Funds           Time Served/1/       During Past 5 Years        by Director  Held by Director
------------------------         -------------- -----------------------          ----------- -------------------

                                         OFFICERS WHO ARE NOT DIRECTORS
John A. Affleck, CFA (56)           SGF 2000    Mr. Affleck is President and         N/A             N/A
President of Stratton Growth       SMDS 2000    Director of the investment
Fund, Inc. and Vice President of    SFI 1993    advisor, Stratton Management
Stratton Monthly Dividend REIT                  Company.
Shares, Inc. and The Stratton
Funds, Inc.
 610 W. Germantown Pike
 Suite 300
 Plymouth Meeting, PA 19462

James A. Beers/2 /(39)              SGF 1997    Mr. Beers is a Vice President of     N/A             N/A
President of Stratton Monthly      SMDS 2001    the investment advisor, Stratton
Dividend REIT Shares, Inc. and      SFI 1997    Management Company.
Vice President of Stratton
Growth Fund, Inc. and The
Stratton Funds, Inc.
 610 W. Germantown Pike
 Suite 300
 Plymouth Meeting, PA 19462

Gerald M. Van Horn, CFA (29)       Since 2000   Mr. Van Horn is an Equity            N/A             N/A
Vice President of The Stratton                  Research Analyst of the
Funds, Inc.                                     investment advisor, Stratton
 610 W. Germantown Pike                         Management Company.
 Suite 300                                      Formerly, Economic Research
 Plymouth Meeting, PA 19462                     Analyst at Rightime
                                                Econometrics.

Joanne E. Kuzma (48)               Since 1995   Ms. Kuzma is the Director of         N/A             N/A
Vice President of Compliance                    Trading of the investment
for the Funds                                   advisor, Stratton Management
 610 W. Germantown Pike                         Company.
 Suite 300
 Plymouth Meeting, PA 19462

Patricia L. Sloan (49)                SGF       Ms. Sloan is an employee of the      N/A             N/A
Secretary and Treasurer of the     Sec. 1980    investment advisor, Stratton
Funds                             Treas. 1990   Management Company.
 610 W. Germantown Pike               SMDS
 Suite 300                         Sec. 1990
 Plymouth Meeting, PA 19462       Treas. 1984
                                    SFI 1993

--------
*The term "officer" means president, vice president, secretary, treasurer, controller or any other officer who performs policymaking functions.
/1/Each Director shall serve until the next annual meeting and until his/her successor shall have been elected and qualified, except in the event of his/her death, resignation or removal. Each officer is elected annually by the Directors and serves until the next annual meeting and until his/her successor is duly chosen and qualified, or until his/her death, resignation or removal.
/2/Mr. Stratton is an "interested person" of the Funds by reason of his positions with the Advisor. Ms. Cannon is considered to be an "interested person" of the Funds by reason of her affiliation with the Funds' administrator. Mr. Beers is related to Mr. Stratton by marriage.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------



Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Redemption Fees

In late 2001, the Funds' Board of Directors voted to impose a redemption fee on shares held less than 120 days in an effort to reduce short-term trading. Large inflows and outflows of the same money make managing a small fund group very difficult and it results in higher portfolio turnover and higher trading expenses borne by the Funds. In 2002, short-term trading was dramatically reduced and total redemption fees collected totaled $266,266. These fees remained in the Funds and benefited existing, long-term shareholders.

Dividends and Distributions

SGF pays semi-annual dividends from net investment income. SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV. SSCV pays annual dividends from net investment income. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

Automatic Investment Plan

Shares of a Fund may be purchased through our "Automatic Investment Plan" (the "Plan") (See item 6 of the New Account Application attached to the back of the Prospectus). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

Share Price Information

The daily share price of the Funds can be found in the mutual fund section of many major daily newspapers where the Funds are listed under Stratton Funds. The Funds' stock ticker symbols for SGF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Retirement and Education Plans

Shares of Stratton Mutual Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these accounts and further details about procedures to be followed are available by calling 1-800-634-5726.

--------------------------------------------------------------------------------



General Information on the Funds

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds' toll free number
1-800-634-5726.

Please visit our web site at www.strattonmgt.com to stay up to date on the Funds performance and to learn more about the Funds and the services we offer.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

Via First Class Mail

Stratton Mutual Funds
c/o PFPC Inc.
P. O. Box 9801
Providence, RI 02940

Via Overnight Courier:

Stratton Mutual Funds
c/o PFPC Inc.
760 Moore Road
King of Prussia, PA 19406

Investment Portfolio Activities

Questions regarding any of the Funds' investment portfolios should be directed to the Funds' Advisor:

Stratton Management Company
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

  Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA
                                  19406-1212.
Date of first use, February 2003. This report is to be preceded or accompanied by a Prospectus.
    All indices are unmanaged groupings of stock that are not available for investment.

DIVIDEND NOTICES
--------------------------------------------------------------------------------
December 31, 2002



Note the following information is required by section 854(b)(2) of the Internal Revenue Code.

                                              Percentage of Ordinary Dividend
                                                 Income Qualifying for the
                                                  70% Corporate Dividend
                                                    Received Deduction
                                              -------------------------------
  Stratton Growth Fund, Inc..................               100%
  Stratton Monthly Dividend REIT Shares, Inc.                 0%
  Stratton Small-Cap Value Fund..............                 0%

DIRECTORS

Lynne M. Cannon                   Merritt N. Rhoad, Jr.

John J. Lombard, Jr.              Richard W. Stevens

Douglas J. MacMaster, Jr.         James W.Stratton

Henry A. Rentschler


OFFICERS
James W. Stratton                 James A. Beers                     Patricia L. Sloan
Chairman                          President                          Secretary & Treasurer
Stratton Mutual Funds             Stratton Monthly
President                         Dividend REIT Shares               Brigid E. Hummel
Stratton Small-Cap Value Fund                                        Assistant Secretary & Treasurer
                                  Gerald M. Van Horn, CFA
John A. Affleck, CFA              Vice President                     Michelle A. Whalen
President                         Stratton Small-Cap Value Fund      Assistant Secretary & Treasurer
Stratton Growth Fund
                                  Joanne E. Kuzma
                                  Vice President


INVESTMENT ADVISOR

Stratton Management Company
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050


TRANSFER AGENT &
DIVIDEND PAYING AGENT
PFPC Inc.
760 Moore Road
King of Prussia, PA 19406-1212
1-800-472-4266

INDEPENDENT ACCOUNTANTS
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103-2108




                       Visit the Stratton Mutual Funds web
                       site at http://www.strattonmgt.com

                                   STRATTON
                                  MUTUAL FUNDS

                         Stability . Strategy . Success